Corporate information	9 Months Ended
Sep. 30, 2018
Corporate information
Corporate information

Note 1 – Corporate information

Franco-Nevada Corporation (“Franco-Nevada” or the “Company”) is incorporated under the Canada Business Corporations Act. The Company is a gold-focused royalty and stream company with additional interests in silver, platinum group metals, oil & gas and other resource assets. The majority of revenues are generated from a diversified portfolio of properties in the United States, Canada, Mexico, Peru, Chile, Australia and Africa. At September 30, 2018, the portfolio includes approximately 377 assets covering properties at various stages from production to early stage exploration.

The Company’s shares are listed on the Toronto Stock Exchange and the New York Stock Exchange and the Company is domiciled in Canada. The Company’s head and registered office is located at 199 Bay Street, Suite 2000, Commerce Court West, Toronto, Ontario, Canada.